Exhibit 99.1

CONTACT

Investors:

Atish Shah

Hyatt Hotels Corporation

312.780.5427

atish.shah@hyatt.com

Media:

Farley Kern

Hyatt Hotels Corporation

312.780.5506

farley.kern@hyatt.com

FOR IMMEDIATE RELEASE

Hyatt Announces Pricing of Senior Notes

CHICAGO, May 7, 2013—Hyatt Hotels Corporation (“Hyatt” or the “Company”) (NYSE: H) today announced the pricing of its public offering of $350 million principal amount of 3.375% senior notes due 2023. Hyatt intends to use the net proceeds from the offering to pay the redemption price in connection with the redemption of the full $250 million aggregate principal amount of its 5.750% Senior Notes due 2015 and to purchase any and all of its $250 million aggregate principal amount outstanding of 6.875% Senior Notes due 2019 tendered in the previously announced cash tender offer, plus accrued and unpaid interest on the existing notes, and any tender premiums and related fees and expenses. If the cash tender offer is not completed, or there are any remaining net proceeds that are not so applied, then Hyatt will use the remaining proceeds from this offering for general corporate purposes.

The offering is being made pursuant to an automatically effective registration statement filed with the Securities and Exchange Commission and available at no charge on the SEC’s website at www.sec.gov. This press release shall not constitute a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Goldman, Sachs & Co., J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc. are acting as joint book-running managers for the offering. Electronic copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained from the joint book-running managers by contacting: Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: +1(866) 471-2526 or by emailing
prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: High Grade Syndicate Desk, 3rd Floor, telephone collect +1(212) 834-4533; or SunTrust Robinson Humphrey, Inc., Attention: Prospectus Department, 3333 Peachtree Rd. NE, Atlanta, Georgia 30326, Telephone: 1-800-685-4786.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this press release, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to short and medium-term group bookings; loss of key personnel; hostilities, including future terrorist attacks, or fear of hostilities that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornados, hurricanes, floods, oil spills and nuclear incidents; our ability to successfully achieve certain levels of operating profit at hotels that have performance guarantees with our third-party owners; the impact of hotel renovations; our ability to successfully execute and implement our common stock repurchase program; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with associates and labor unions and changes in labor laws; financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; risks associated with potential acquisitions and dispositions; changes in federal, state, local or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access the capital markets; changes in the competitive environment in our industry and the markets where we operate; outcomes of legal proceedings; and violations of regulations or laws related to our franchising business. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.